Exhibit 99

Chemed Reports Third-Quarter 2018 Results - Earnings Guidance Increased

CINCINNATI--(BUSINESS WIRE)--October 29, 2018--Chemed Corporation (Chemed) (NYSE: CHE), which operates VITAS Healthcare Corporation (VITAS), one of the nation’s largest providers of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services provider, reported financial results for its third quarter ended September 30, 2018, versus the comparable prior-year period, as follows:

Consolidated operating results:

  Revenue increased 6.4% to $444 million
  GAAP Diluted Earnings-per-Share (EPS) of $3.06, an increase of 43.7%
  Adjusted Diluted EPS of $3.07, an increase of 42.8%

VITAS segment operating results:

  Net Patient Revenue of $302 million, an increase of 4.4%
  Average Daily Census (ADC) of 17,957, an increase of 7.8%
  Admissions of 16,403, an increase of 2.5%
  Net Income, excluding special items, of $36.4 million, an increase of 35.9%
  Adjusted EBITDA, excluding cap, of $50.9 million, an increase of 15.9%

Roto-Rooter segment operating results:

  Revenue of $142 million, an increase of 10.8%
  Net Income of $24.6 million, an increase of 53.2%
  Adjusted EBITDA of $34.0 million, an increase of 18.2%
  Adjusted EBITDA margin of 23.9%, an increase of 123-basis points

Effective January 1, 2018, the Financial Accounting Standards Board (FASB) mandated changes in revenue recognition under Generally Accepted Accounting Principles (GAAP). For Chemed, the accounting standard mandated reclassification of certain costs within the 2018 income statement when compared to prior-year formats. These reclassifications do not impact EBITDA, Adjusted EBITDA, pretax income or net income. This accounting standard has been adopted on a modified retrospective basis, meaning prior-year results are not reclassified and are reported using historical revenue recognition accounting standards.

This resulted in the reclassification of net room and board expenses associated with certain patients residing in nursing homes to be reclassified from cost of services to revenue, effectively reducing VITAS’ third-quarter 2018 revenue and cost of sales by $2.6 million. In addition, uncollectable accounts receivable, commonly referred to as bad debt expense, historically has been included in selling, general and administrative expenses for VITAS and Roto-Rooter, are now netted against service revenue and sales.

The discussion and analysis of operating results in this third-quarter 2018 earnings release narrative does reclassify the third-quarter 2017 net room and board and estimated uncollectable receivables to facilitate analysis of operating results in a format consistent with the 2018 revenue recognition accounting standard.

VITAS

VITAS net revenue was $302 million in the third quarter of 2018, which is an increase of 6.5%, when compared to the prior-year period. This revenue increase is comprised primarily of a geographically weighted average Medicare reimbursement rate increase of approximately 0.8%; a 7.8% increase in average daily census; and a Medicare Cap liability that reduced revenue growth by 0.6%. This growth is partially offset by acuity mix shift that negatively impacted revenue growth 1.8% when compared to the prior-year period.

In the third quarter of 2018, VITAS accrued $1.9 million in Medicare Cap billing limitations. At September 30, 2018, VITAS had 30 Medicare provider numbers, two of which have a current estimated 2018 Medicare Cap billing limitation liability of approximately $2.9 million.

Of VITAS’ 30 Medicare provider numbers, 25 provider numbers have a Medicare Cap cushion of 10% or greater, two provider numbers have a cap cushion between 5% and 10%, one provider number has a cap cushion between 0% and 5%, and two provider numbers have a Medicare Cap billing limitation for the 2018 Medicare Cap period.

Average revenue per patient per day in the quarter was $187.19, which is 0.8% below the prior-year period. Reimbursement for routine home care and high acuity care averaged $163.58 and $744.15, respectively. During the quarter, high acuity days-of-care were 4.1% of total days of care, 54-basis points less than the prior-year quarter.

The third quarter of 2018 gross margin, excluding Medicare Cap, was 23.3%, which is an 85-basis point increase when compared to the third quarter of 2017.

Selling, general and administrative expense was $20.4 million in the third quarter of 2018, which is a decrease of 0.6% compared to the prior-year quarter. Adjusted EBITDA, excluding Medicare Cap, totaled $50.9 million in the quarter, an increase of 15.9%. Adjusted EBITDA margin, excluding Medicare Cap, was 16.8% in the quarter which is a 125-basis point increase when compared to the prior-year period.

Roto-Rooter

Roto-Rooter generated quarterly revenue of $142 million for the third quarter of 2018, an increase of $15.4 million, or 12.1%, over the prior-year quarter. Revenue from the water restoration service segment totaled $25.0 million, an increase of $3.9 million, or 18.3%, when compared to the prior-year quarter. Approximately 90% of the water restoration revenue is generated from residential customers and the remaining 10% is generated from commercial accounts.

Commercial drain cleaning revenue increased 9.7%, commercial plumbing and excavation increased 1.7% and commercial water restoration declined 13.1%. Overall, commercial revenue increased 3.5%.

Residential drain cleaning increased 13.1%, plumbing and excavation increased 15.1% and residential water restoration increased 23.5%. Aggregate residential sales increased 16.1%.

Roto-Rooter’s gross margin in the quarter was 49.2%, a 112-basis point increase when compared to the third quarter of 2017. Adjusted EBITDA in the third quarter of 2018 totaled $34.0 million, an increase of 18.2%. The Adjusted EBITDA margin in the quarter was 23.9% which is a 123-basis point improvement over the prior year.

Chemed Consolidated

As of September 30, 2018, Chemed had total cash and cash equivalents of $67 million and debt of $130 million.

In June 2018, Chemed entered into a five-year Amended and Restated Credit Agreement that consists of a $450 million revolving credit facility. The interest rate on this facility has a floating rate that is currently LIBOR plus 100-basis points. At September 30, 2018, the Company had approximately $284 million of undrawn borrowing capacity under this credit agreement.

During the quarter, the Company repurchased 120,622 shares of Chemed stock for $37.7 million which equates to a cost per share of $312.31. On March 6, 2018, Chemed’s Board of Directors authorized an additional $150 million for stock repurchase under Chemed’s existing share repurchase program. As of September 30, 2018, there was approximately $84 million of remaining share repurchase authorization under this plan.

Chemed restarted its share repurchase program in 2007. Since that time Chemed has repurchased 13.7 million shares, aggregating over $1.0 billion at an average share cost of $79.00. Including dividends over this period, Chemed has returned over $1.2 billion to shareholders.

Guidance for 2018

Revenue growth for VITAS in 2018, prior to Medicare Cap, is estimated to be in the range of 4.5% to 5.0%. Admissions are estimated to expand approximately 3.5% to 4.0% and Average Daily Census in 2018 is estimated to expand approximately 6.7% and full-year Adjusted EBITDA margin, prior to Medicare Cap, is estimated to be 15.9%. We are currently estimating $1.3 million for Medicare Cap billing limitations in the fourth quarter of 2018.

Roto-Rooter is forecasted to achieve full-year 2018 revenue growth of 13.0% to 14.0%. This revenue estimate is based upon increased job pricing of approximately 2%, continued growth in core plumbing and drain cleaning services as well as revenue growth from water restoration services. Roto-Rooter’s adjusted EBITDA margin for 2018 is estimated at 23.6%.

Based upon the above, full-year 2018 adjusted earnings per diluted share, excluding non-cash expense for stock options, costs related to litigation, and other discrete items, is estimated to be in the range of $11.80 to $11.90. This compares to our initial 2018 guidance of $10.60 to $10.85. This revised 2018 guidance assumes an effective corporate tax rate of 25.2%. Chemed’s 2017 reported adjusted earnings per diluted share was $8.43.

Conference Call

Chemed will host a conference call and webcast at 10 a.m., ET, on Tuesday, October 30, 2018, to discuss the Company's quarterly results and to provide an update on its business. The dial-in number for the conference call is (844) 743-2500 for U.S. and Canadian participants and +1 (661) 378-9533 for international participants. The participant passcode/Conference ID is 9353956. A live webcast of the call can be accessed on Chemed's website at www.chemed.com by clicking on Investor Relations Home.

A taped replay of the conference call will be available beginning approximately 24 hours after the call's conclusion. It can be accessed by dialing (855) 859-2056 for U.S. and Canadian callers and +1 (404) 537-3406 for international callers and will be available for one week following the live call. The replay Conference ID is 9353956. An archived webcast will also be available at www.chemed.com.

Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary. VITAS provides daily hospice services to approximately 18,000 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing, drain cleaning, and water cleanup services through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in the republics of Indonesia and Singapore, and the Philippines.

This press release contains information about Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS, which are not measures derived in accordance with GAAP and which exclude components that are important to understanding Chemed’s financial performance. In reporting its operating results, Chemed provides EBITDA, Adjusted EBITDA and Adjusted Diluted EPS measures to help investors and others evaluate the Company’s operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s management similarly uses EBITDA, Adjusted EBITDA and Adjusted Diluted EPS to assist it in evaluating the performance of the Company across fiscal periods and in assessing how its performance compares to its peer companies. These measures also help Chemed’s management to estimate the resources required to meet Chemed’s future financial obligations and expenditures. Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. We calculated Adjusted EBITDA Margin by dividing Adjusted EBITDA by service revenue and sales. A reconciliation of Chemed’s net income to its EBITDA, Adjusted EBITDA and Adjusted Diluted EPS is presented in the tables following the text of this press release.

Forward-Looking Statements

Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements.

These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of qualified nurses, other healthcare professionals and licensed plumbing and drain cleaning technicians; Chemed’s dependence on patient referral sources; and other factors detailed under the caption "Description of Business by Segment" or "Risk Factors" in Chemed’s most recent report on form 10-Q or 10-K and its other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Service revenues and sales	$444,151	$417,444	$1,325,140	$1,238,367
Cost of services provided and goods sold	305,312	288,047	915,589	859,039
Selling, general and administrative expenses (aa)	67,177	66,919	204,474	205,031
Depreciation	9,657	8,819	28,642	26,545
Amortization	35	33	96	111
Other operating (income)/expenses	257	(371)	88	91,138
Total costs and expenses	382,438	363,447	1,148,889	1,181,864
Income from operations	61,713	53,997	176,251	56,503
Interest expense	(1,082)	(1,048)	(3,813)	(3,164)
Other income--net (bb)	2,300	1,323	4,356	5,439
Income before income taxes	62,931	54,272	176,794	58,778
Income taxes	(11,682)	(18,835)	(25,578)	(15,153)
Net income	$51,249	$35,437	$151,216	$43,625

Earnings Per Share
Net income	$3.19	$2.22	$9.41	$2.72
Average number of shares outstanding	16,074	15,976	16,070	16,068

Diluted Earnings Per Share
Net income	$3.06	$2.13	$8.98	$2.60
Average number of shares outstanding	16,772	16,676	16,830	16,763

(aa)	Selling, general and administrative ("SG&A") expenses comprise (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
SG&A expenses before long-term incentive compensation, expenses related to the OIG investigation and the impact of market value adjustments related to deferred compensation plans	$63,754	$63,463	$196,271	$191,213
Market value adjustments related to deferred compensation plans	2,189	1,417	3,827	5,619
Long-term incentive compensation	1,234	1,104	4,376	3,021
Expenses related to the OIG investigation	-	935	-	5,178
Total SG&A expenses	$67,177	$66,919	$204,474	$205,031

(bb)	Other income--net comprises (in thousands):
	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017

Market value adjustments related to deferred compensation plans	$2,189	$1,417	$3,827	$5,619
Interest income	111	51	529	297
Other	-	(145)	-	(477)
Total other income--net	$2,300	$1,323	$4,356	$5,439

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEET
(in thousands, except per share data)(unaudited)
	September 30,
	2018	2017
Assets
Current assets
Cash and cash equivalents	$67,459	$18,871
Accounts receivable less allowances	108,999	91,483
Inventories	5,763	5,658
Prepaid income taxes	6,039	3,621
Prepaid expenses	17,610	15,678
Total current assets	205,870	135,311
Investments of deferred compensation plans held in trust	70,237	60,445
Properties and equipment, at cost less accumulated depreciation	154,434	143,148
Identifiable intangible assets less accumulated amortization	56,649	54,793
Goodwill	483,281	473,024
Deferred income taxes	-	21,893
Other assets	8,653	6,845
Total Assets	$979,124	$895,459

Liabilities
Current liabilities
Accounts payable	$36,977	$34,752
Current portion of long-term debt	-	10,000
Income taxes	112	12,349
Accrued insurance	43,503	44,584
Accrued compensation	70,687	53,857
Accrued legal	1,423	91,450
Other current liabilities	27,496	22,382
Total current liabilities	180,198	269,374
Deferred income taxes	15,293	-
Long-term debt	130,000	72,500
Deferred compensation liabilities	68,492	59,389
Other liabilities	16,988	16,494
Total Liabilities	410,971	417,757

Stockholders' Equity
Capital stock	35,211	34,514
Paid-in capital	755,263	668,573
Retained earnings	1,175,949	988,895
Treasury stock, at cost	(1,400,577)	(1,216,509)
Deferred compensation payable in Company stock	2,307	2,229
Total Stockholders' Equity	568,153	477,702
Total Liabilities and Stockholders' Equity	$979,124	$895,459

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)(unaudited)

	Nine Months Ended September 30,
	2018	2017
Cash Flows from Operating Activities
Net income	$151,216	$43,625
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	28,738	26,656
Stock option expense	9,360	7,738
Noncash long-term incentive compensation	4,176	2,888
Benefit for deferred income taxes	(1,344)	(36,175)
Noncash directors' compensation	766	766
Amortization of restricted stock awards	446	933
Amortization of debt issuance costs	361	387
Provision for uncollectible accounts receivable	-	12,953
Potential litigation settlement	-	90,000
Changes in operating assets and liabilities, excluding amounts acquired in business combinations:
Increase in accounts receivable	4,637	27,534
(Increase)/decrease in inventories	(429)	97
Increase in prepaid expenses	(1,518)	(2,573)
Decrease in accounts payable and other current liabilities	12,182	2,448
Change in current income taxes	23,858	12,432
Increase in other assets	(9,441)	(6,238)
Increase in other liabilities	7,190	6,046
Other sources	410	1,472
Net cash provided by operating activities	230,608	190,989
Cash Flows from Investing Activities
Capital expenditures	(36,554)	(50,247)
Business combinations, net of cash acquired	(12,875)	(525)
Other sources	480	116
Net cash used by investing activities	(48,949)	(50,656)
Cash Flows from Financing Activities
Proceeds from revolving line of credit	428,150	183,700
Payments on revolving line of credit	(324,350)	(203,700)
Purchases of treasury stock	(121,976)	(94,640)
Payments on other long-term debt	(75,000)	(6,250)
Capital stock surrendered to pay taxes on stock-based compensation	(24,763)	(7,637)
Proceeds from exercise of stock options	23,079	11,625
Decrease in cash overdrafts payable	(15,307)	(8,139)
Dividends paid	(13,850)	(12,879)
Debt issuance costs	(985)	-
Other (uses)/sources	(319)	1,148
Net cash used by financing activities	(125,321)	(136,772)
Increase in Cash and Cash Equivalents	56,338	3,561
Cash and cash equivalents at beginning of year	11,121	15,310
Cash and cash equivalents at end of period	$67,459	$18,871

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2018 AND 2017
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2018
Service revenues and sales	$301,764	$142,387	$-	$444,151
Cost of services provided and goods sold	233,006	72,306	-	305,312
Selling, general and administrative expenses (a)	20,394	36,112	10,671	67,177
Depreciation	4,905	4,712	40	9,657
Amortization	-	35	-	35
Other operating expense	100	157	-	257
Total costs and expenses	258,405	113,322	10,711	382,438
Income/(loss) from operations	43,359	29,065	(10,711)	61,713
Interest expense	(49)	(71)	(962)	(1,082)
Intercompany interest income/(expense)	3,306	1,814	(5,120)	-
Other income—net	89	22	2,189	2,300
Income/(loss) before income taxes	46,705	30,830	(14,604)	62,931
Income taxes (a)	(10,784)	(6,267)	5,369	(11,682)
Net income/(loss)	$35,921	$24,563	$(9,235)	$51,249

2017
Service revenues and sales	$288,951	$128,493	$-	$417,444
Cost of services provided and goods sold	222,119	65,928	-	288,047
Selling, general and administrative expenses (b)	23,783	33,694	9,442	66,919
Depreciation	4,529	4,268	22	8,819
Amortization	-	33	-	33
Other operating income	(371)	-	-	(371)
Total costs and expenses	250,060	103,923	9,464	363,447
Income/(loss) from operations	38,891	24,570	(9,464)	53,997
Interest expense	(53)	(73)	(922)	(1,048)
Intercompany interest income/(expense)	2,950	1,378	(4,328)	-
Other income/(expense)—net	(86)	(8)	1,417	1,323
Income/(loss) before income taxes	41,702	25,867	(13,297)	54,272
Income taxes (b)	(15,248)	(9,833)	6,246	(18,835)
Net income/(loss)	$26,454	$16,034	$(7,051)	$35,437

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2018 AND 2017
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2018
Service revenues and sales	$890,577	$434,563	$-	$1,325,140
Cost of services provided and goods sold	693,335	222,254	-	915,589
Selling, general and administrative expenses (a)	61,606	108,120	34,748	204,474
Depreciation	14,753	13,782	107	28,642
Amortization	-	96	-	96
Other operating income	16	72	-	88
Total costs and expenses	769,710	344,324	34,855	1,148,889
Income/(loss) from operations	120,867	90,239	(34,855)	176,251
Interest expense	(153)	(255)	(3,405)	(3,813)
Intercompany interest income/(expense)	9,524	5,231	(14,755)	-
Other income—net	469	60	3,827	4,356
Income/(loss) before income taxes	130,707	95,275	(49,188)	176,794
Income taxes (a)	(30,987)	(22,476)	27,885	(25,578)
Net income/(loss)	$99,720	$72,799	$(21,303)	$151,216

2017
Service revenues and sales	$855,977	$382,390	$-	$1,238,367
Cost of services provided and goods sold	663,565	195,474	-	859,039
Selling, general and administrative expenses (b)	72,608	100,917	31,506	205,031
Depreciation	14,048	12,322	175	26,545
Amortization	14	97	-	111
Other operating expenses	91,138	-	-	91,138
Total costs and expenses	841,373	308,810	31,681	1,181,864
Income/(loss) from operations	14,604	73,580	(31,681)	56,503
Interest expense	(161)	(259)	(2,744)	(3,164)
Intercompany interest income/(expense)	8,478	4,035	(12,513)	-
Other income/(expense)—net	(95)	(85)	5,619	5,439
Income/(loss) before income taxes	22,826	77,271	(41,319)	58,778
Income taxes (b)	(8,029)	(29,555)	22,431	(15,153)
Net income/(loss)	$14,797	$47,716	$(18,888)	$43,625

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2018 AND 2017
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2018
Net income/(loss)	$35,921	$24,563	$(9,235)	$51,249
Add/(deduct):
Interest expense	49	71	962	1,082
Income taxes	10,784	6,267	(5,369)	11,682
Depreciation	4,905	4,712	40	9,657
Amortization	-	35	-	35
EBITDA	51,659	35,648	(13,602)	73,705
Add/(deduct):
Intercompany interest expense/(income)	(3,306)	(1,814)	5,120	-
Medicare cap sequestration adjustment	503	-	-	503
Acquisition expense	177	177	-	354
Interest income	(88)	(23)	-	(111)
Stock option expense	-	-	2,055	2,055
Long-term incentive compensation	-	-	1,234	1,234
Adjusted EBITDA	$48,945	$33,988	$(5,193)	$77,740

2017
Net income/(loss)	$26,454	$16,034	$(7,051)	$35,437
Add/(deduct):
Interest expense	53	73	922	1,048
Income taxes	15,248	9,833	(6,246)	18,835
Depreciation	4,529	4,268	22	8,819
Amortization	-	33	-	33
EBITDA	46,284	30,241	(12,353)	64,172
Add/(deduct):
Intercompany interest expense/(income)	(2,950)	(1,378)	4,328	-
Expenses related to OIG investigation	935	-	-	935
Program closure expenses	(371)	-	-	(371)
Amortization of stock awards	72	67	156	295
Interest income	(48)	(4)	-	(52)
Advertising cost adjustment	-	(162)	-	(162)
Stock option expense	-	-	1,683	1,683
Long-term incentive compensation	-	-	1,104	1,104
Adjusted EBITDA	$43,922	$28,764	$(5,082)	$67,604

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2018 AND 2017
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2018
Net income/(loss)	$99,720	$72,799	$(21,303)	$151,216
Add/(deduct):
Interest expense	153	255	3,405	3,813
Income taxes	30,987	22,476	(27,885)	25,578
Depreciation	14,753	13,782	107	28,642
Amortization	-	96	-	96
EBITDA	145,613	109,408	(45,676)	209,345
Add/(deduct):
Intercompany interest expense/(income)	(9,524)	(5,231)	14,755	-
Medicare cap sequestration adjustment	1,040	-	-	1,040
Interest income	(468)	(60)	-	(528)
Accrued litigation settlement	(204)	-	-	(204)
Acquisition Expense	177	177	-	354
Amortization of stock awards	107	100	239	446
Stock option expense	-	-	9,360	9,360
Long-term incentive compensation	-	-	4,376	4,376
Adjusted EBITDA	$136,741	$104,394	$(16,946)	$224,189

2017
Net income/(loss)	$14,797	$47,716	$(18,888)	$43,625
Add/(deduct):
Interest expense	161	259	2,744	3,164
Income taxes	8,029	29,555	(22,431)	15,153
Depreciation	14,048	12,322	175	26,545
Amortization	14	97	-	111
EBITDA	37,049	89,949	(38,400)	88,598
Add/(deduct):
Intercompany interest expense/(income)	(8,478)	(4,035)	12,513	-
Interest income	(267)	(29)	-	(296)
Accrued litigation settlement	90,000	-	-	90,000
Expenses related to OIG investigation	5,178	-	-	5,178
Program closure expenses	1,138	-	-	1,138
Amortization of stock awards	220	203	510	933
Medicare cap sequestration adjustment	105	-	-	105
Advertising cost adjustment	-	(707)	-	(707)
Expenses related to litigation settlements	-	213	-	213
Stock option expense	-	-	7,738	7,738
Long-term incentive compensation	-	-	3,021	3,021
Adjusted EBITDA	$124,945	$85,594	$(14,618)	$195,921

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
RECONCILIATION OF ADJUSTED NET INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Net income as reported	$51,249	$35,437	$151,216	$43,625

Add/(deduct) after-tax cost of:
Excess tax benefits on stock compensation	(3,118)	(1,783)	(18,618)	(8,121)
Stock option expense	1,674	1,064	7,465	4,892
Long-term incentive compensation	1,013	699	3,515	1,911
Accrued litigation settlement	-	-	(152)	55,800
Acquisition expenses	262	-	262	-
Medicare cap sequestration adjustments	376	-	777	65
Expenses of OIG investigation	-	578	-	3,198
Program closure expenses	-	(223)	-	675
Expenses related to litigation settlements	-	-	-	129
Adjusted net income	$51,456	$35,772	$144,465	$102,174

Diluted Earnings Per Share As Reported
Net income	$3.06	$2.13	$8.98	$2.60
Average number of shares outstanding	16,772	16,676	16,830	16,763

Adjusted Diluted Earnings Per Share
Adjusted net income	$3.07	$2.15	$8.58	$6.10
Average number of shares outstanding	16,772	16,676	16,830	16,763

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
OPERATING STATISTICS FOR VITAS SEGMENT
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2018 AND 2017
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
OPERATING STATISTICS	2018	2017	2018	2017
Net revenue ($000) (c)
Homecare	$257,134	$235,102	$748,546	$689,248
Inpatient	19,617	21,807	61,803	66,369
Continuous care	30,385	29,870	91,664	94,426
Other	2,104	2,172	5,844	6,181
Subtotal	$309,240	$288,951	$907,857	$856,224
Room and board, net	(2,569)	-	(7,863)	-
Contractual allowances	(2,957)	-	(8,749)	-
Medicare cap allowance	(1,950)	-	(668)	(247)
Net Revenue	$301,764	$288,951	$890,577	$855,977
Net revenue as a percent of total before Medicare cap allowance
Homecare	83.2%	81.4%	82.5%	80.5%
Inpatient	6.3	7.5	6.8	7.8
Continuous care	9.8	10.3	10.1	11.0
Other	0.7	0.8	0.6	0.7
Subtotal	100.0	100.0	100.0	100.0
Room and board, net	(0.8)	-	(0.9)	-
Contractual allowances	(1.0)	-	(1.0)	-
Medicare cap allowance	(0.6)	-	(0.1)	-
Net Revenue	97.6%	100.0%	98.0%	100.0%
Average daily census ("ADC") (days)
Homecare	13,791	12,596	13,515	12,444
Nursing home	3,402	3,254	3,298	3,148
Routine homecare	17,193	15,850	16,813	15,592
Inpatient	313	354	328	358
Continuous care	451	448	466	475
Total	17,957	16,652	17,607	16,425

Total Admissions	16,403	16,000	51,540	49,874
Total Discharges	16,171	15,726	50,234	49,074
Average length of stay (days)	90.0	89.5	89.0	87.9
Median length of stay (days)	18.0	16.0	16.0	16.0
ADC by major diagnosis
Cerebro	36.2%	35.6%	36.5%	35.0%
Neurological	18.8	18.9	18.7	19.4
Cancer	13.8	16.6	13.8	16.6
Cardio	16.4	14.4	16.4	14.8
Respiratory	8.1	7.9	8.1	7.9
Other	6.7	6.6	6.5	6.3
Total	100.0%	100.0%	100.0%	100.0%
Admissions by major diagnosis
Cerebro	21.1%	22.0%	21.9%	21.9%
Neurological	11.6	10.0	11.3	10.5
Cancer	31.5	31.5	30.0	30.8
Cardio	14.7	14.9	15.3	15.1
Respiratory	10.3	10.6	11.0	10.9
Other	10.8	11.0	10.5	10.8
Total	100.0%	100.0%	100.0%	100.0%
Direct patient care margins (d)
Routine homecare	53.0%	52.4%	52.6%	52.2%
Inpatient	3.1	3.4	5.0	4.4
Continuous care	17.3	17.3	17.4	16.9
Homecare margin drivers (dollars per patient day)
Labor costs	$57.31	$56.48	$57.85	$57.20
Combined drug, home medical equipment and medical supplies cost	13.85	14.67	14.23	14.77
Inpatient margin drivers (dollars per patient day)
Labor costs	$384.50	$362.48	$375.65	$369.77
Continuous care margin drivers (dollars per patient day)
Labor costs	$587.84	$579.31	$576.77	$584.82
Bad debt expense as a percent of revenues	1.0%	1.1%	1.0%	1.1%
Accounts receivable --
Days of revenue outstanding- excluding unapplied Medicare payments	36.0	37.6	n.a.	n.a.
Days of revenue outstanding- including unapplied Medicare payments	22.8	19.9	n.a.	n.a.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2018 AND 2017
(unaudited)

(a)	Included in the results of operations for 2018 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended September 30, 2018
		VITAS	Roto-Rooter	Corporate	Consolidated
	Service revenues and sales:
	Medicare cap sequestration adjustment	$(503)	$-	$-	$(503)
	Selling, general and administrative expenses:
	Acquisition expense	(177)	(177)	-	(354)
	Stock option expense	-	-	(2,055)	(2,055)
	Long-term incentive compensation	-	-	(1,234)	(1,234)
	Pretax impact on earnings	(680)	(177)	(3,289)	(4,146)
	Excess tax benefits on stock compensation	-	-	3,118	3,118
	Income tax benefit on the above	172	47	602	821
	After-tax impact on earnings	$(508)	$(130)	$431	$(207)

		Nine Months Ended September 30, 2018
		VITAS	Roto-Rooter	Corporate	Consolidated
	Service revenues and sales:
	Medicare cap sequestration adjustment	$(1,040)	$-	$-	$(1,040)
	Selling, general and administrative expenses:
	Acquisition expense	(177)	(177)	-	(354)
	Stock option expense	-	-	(9,360)	(9,360)
	Long-term incentive compensation	-	-	(4,376)	(4,376)
	Other operating expenses:
	Accrued litigation settlement	204	-	-	204
	Pretax impact on earnings	(1,013)	(177)	(13,736)	(14,926)
	Excess tax benefits on stock compensation	-	-	18,618	18,618
	Income tax benefit on the above	256	47	2,756	3,059
	After-tax impact on earnings	$(757)	$(130)	$7,638	$6,751

(b)	Included in the results of operations for 2017 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended September 30, 2017
		VITAS	Corporate	Consolidated
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	$(935)	$-	$(935)
	Stock option expense	-	(1,683)	(1,683)
	Long-term incentive compensation	-	(1,104)	(1,104)
	Other operating expenses:
	Program closure expenses	371	-	371
	Pretax impact on earnings	(564)	(2,787)	(3,351)
	Excess tax benefits on stock compensation	-	1,783	1,783
	Income tax benefit on the above	209	1,024	1,233
	After-tax impact on earnings	$(355)	$20	$(335)

		Nine Months Ended September 30, 2017
		VITAS	Roto-Rooter	Corporate	Consolidated
	Service revenues and sales:
	Medicare cap sequestration adjustment	$(105)	$-	$-	$(105)
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	(5,178)	-	-	(5,178)
	Expenses related to litigation settlements	-	(213)	-	(213)
	Stock option expense	-	-	(7,738)	(7,738)
	Long-term incentive compensation	-	-	(3,021)	(3,021)
	Other operating expenses:
	Accrued litigation settlement	(90,000)	-	-	(90,000)
	Program closure expenses	(1,138)	-	-	(1,138)
	Pretax impact on earnings	(96,421)	(213)	(10,759)	(107,393)
	Excess tax benefits on stock compensation	-	-	8,121	8,121
	Income tax benefit on the above	36,683	84	3,956	40,723
	After-tax impact on earnings	$(59,738)	$(129)	$1,318	$(58,549)

(c)

VITAS has 12 large (greater than 450 ADC), 18 medium (greater than 200 but less than 450 ADC) and 17 small (less than 200 ADC) hospice programs. Of VITAS' 30 Medicare provider numbers, 28 provider numbers have a Medicare cap cushion of 4% or greater during the first nine months of the current cap year and two provider number have a Medicare cap liability.

(d)	Amounts exclude indirect patient care and administrative costs, as well as Medicare Cap billing limitation.

CONTACT:
Chemed Corporation
David P. Williams, 513-762-6901